Intangible Assets, Net (Amortization) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
INTANGIBLE ASSETS, NET [Abstract]
Amortization expenses	$ 24,600	$ 41,400	$ 26,800
2016	12,714
2017	4,904
2018	3,192
2019	1,912
2020	555
Thereafter	1,862
Total expected amortization expense	$ 25,139	$ 68,276